Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT

TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report on Form 20-F of Evaxion Biotech A/S (the “Company”) for the year ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Glenn S. Vraniak, as Chief Financial Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 7, 2021

By:	/s/ Glenn S. Vraniak
Name: Glenn S. Vraniak
Title: Chief Financial Officer and Principal Financial Officer